Exhibit 10.89

FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE (this “First Amendment”) is made as of the 8th day of April, 2009 by and between TITAN PHARMACEUTICAL, INC., a Delaware corporation (hereinafter “Sublessor”), and ANESIVA, INC., a Delaware corporation (hereinafter “Sublessee”).

WITNESSETH

WHEREAS, Sublessor and Sublessee entered into that certain Sublease dated as of March 27, 2009 (the “Sublease”) with respect to certain premises located on the fifth floor of that building commonly known and designated as 400 Oyster Point Boulevard, South San Francisco, California (the “Subleased Premises”); and

WHEREAS, the City of South San Francisco has fully and finally determined the suite designation to be used to identify the Subleased Premises; and

WHEREAS, Sublessor and Sublessee desire to amend the Sublease to incorporate such governmentally mandated suite designation.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

1. All capitalized terms used herein and not otherwise defined herein shall have the meanings as ascribed to them in the Sublease.

2. The Sublease shall be and hereby is amended to delete any and all references to words and numbers “Ste. 503” and “Suite 503” as currently set forth therein and to replace such words and numbers in each instance with the words and numbers “Suite 502” so as to reflect that the Subleased Premises is and shall be known and designated as Suite 502 pursuant to the mandate of the City of South San Francisco. This substitution of the words and numbers “Suite 502” shall include, without limitation, substitution of such words and numbers in the notice address of Sublessee under the Sublease.

3. Except as expressly amended and modified hereby, the Sublease shall continue unmodified and in full force and effect and is hereby ratified and confirmed. This First Amendment may be executed in counterpart, which, taken together, shall constitute a single original instrument. Electronic and/or facsimile signatures on this First Amendment shall be deemed as effective and enforceable as original signatures; provided, however, each party shall be obligated, on the request of the other party, to provide such original signature promptly if and when so requested.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment on the day and year written below.

SUBLESSOR:

TITAN PHARMACEUTICALS, INC.

Attest:

	By:	/s/ Robert Farrell
	Name:	Robert Farrell
	Title:	President & CEO
	Date:	4/8/09

SUBLESSEE:

ANESIVA, INC.

Attest:

	By:	/s/ Michael Kranda
	Name:	Michael Kranda
	Title:	President & CEO
	Date:	__________________